Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Core Equity VIP

Di Kumble has been added as portfolio manager of the fund and, together with Pankaj Bhatnagar, is responsible for the day-to-day management of the fund.

The following information replaces the existing tables for Deutsche Core Equity Fund in “Appendix I-D – Portfolio Management” of the fund’s Statement of Additional Information. The information for Pankaj Bhatnagar is provided as of December 31, 2015 and the information for Di Kumble is provided as of August 31, 2016:

Fund Ownership of Portfolio Managers

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Pankaj Bhatnagar	$0	$50,001 – $100,000
Di Kumble	$0	$50,001 – $100,000

Conflicts of Interest

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar	8	$4,325,401,021	0	$0
Di Kumble	6	$2,941,058,962	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Pankaj Bhatnagar	1	$32,521,638	0	$0
Di Kumble	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
Pankaj Bhatnagar	2	$87,090,520	0	$0
Di Kumble	19	$4,578,763,262	0	$0

October 31, 2016

SAISTKR-293

Please Retain This Supplement for Future Reference